EXHIBIT 99.2

Unaudited Pro Forma Consolidated Financial Statements

On June 30, 2010, Natural Resources USA Corporation (formerly AmerAlia, Inc.) or “the Registrant” and Sentient USA Resources Fund, L.P., a Delaware limited partnership (“Sentient”), entered into an Exchange Agreement and Plan of Reorganization (the “Exchange Agreement”) pursuant to which Natural Soda Holdings, Inc., a Colorado corporation (“NSHI”), became a wholly-owned subsidiary of the Registrant.

Prior to entering into the Exchange Agreement, Sentient owned 820,000 shares of common stock of NSHI, constituting 82% of NSHI’s issued and outstanding common stock.  The Registrant owned 180,000 shares of common stock of NSHI, constituting 18% of NSHI’s issued and outstanding common stock.  Sentient also owned 47,954,495 shares of common stock of the Registrant, constituting approximately 72% of the Registrant’s issued and outstanding common stock plus a limited right to acquire up to 5,500,000 additional shares of common stock of the Registrant.

Pursuant to the Exchange Agreement, the Registrant issued 286,119,886 shares of its common stock to Sentient in exchange for the 820,000 shares of common stock of NSHI held by Sentient (the “Exchange”).  Following the Exchange, the Registrant owns 100% of the issued and outstanding common stock of NSHI and Sentient owns approximately 94.8% of the Registrant’s issued and outstanding common stock.

NSHI, the Registrant’s wholly-owned subsidiary after the Exchange, holds 100% of the issued and outstanding common stock of Natural Soda, Inc., a Colorado corporation (“NSI”).  NSI owns various water rights in the Piceance Creek Basin in northwest Colorado, a part of the Colorado River drainage system.  NSI also owns the largest Bureau of Land Management leases in the Piceance Creek Basin which contains the largest known deposits of nahcolite, naturally occurring sodium bicarbonate, in the world.  For more information regarding NSI, see the Registrant’s Annual Report on Form 10-K for its fiscal year ended June 30, 2009, filed with the Securities and Exchange Commission  (the “SEC”) on October 13, 2009.

The following unaudited pro forma consolidated financial information gives effect to the reorganization of the Registrant, accounted for as a reorganization of entities under common control.  In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805-50 Business Combinations, Related Issues, the financial statements of the Registrant will be retrospectively adjusted to furnish comparative information.

Prior to the October 31, 2008 reorganization transaction, the financial statements of the Registrant presented consolidated information of NSHI.  Therefore, in the June 30, 2009 Statement of Operations the AALA information includes the consolidated operations through the point of such reorganization.  The NSHI column includes operations of NSHI from November 1, 2008 through June 30, 2009.

We describe the assumptions underlying the pro forma adjustments in the accompanying notes, which you should read in conjunction with these unaudited pro forma consolidated financial statements.  We have based the unaudited pro forma adjustments upon available information and certain assumptions that we believe are reasonable under the circumstances.  We present the unaudited pro formal consolidated financial information for informational purposes only.  The unaudited pro forma consolidated statements of operations do not purport to represent what our results of operations would have been had the transactions described above actually occurred on the dates indicated and they do not purport to project our results of operations for any future period.  The unaudited pro forma consolidated balance sheet does not purport to reflect what our financial condition would have been had the transactions described above closed on the date indicated or for any future or historical period.

Natural Resources USA Corporation, Inc.
(formerly: AmerAlia, Inc.)
Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2010

	Natural Resources USA Corporation	Natural Soda Holdings, Inc.	Adjustments		Pro forma Consolidated

ASSETS
Cash	$2,581,087	$3,176,111	$-		$5,757,198
Accounts receivable	-	3,769,428	(37,351)	(C)	3,732,077
Inventories	-	1,204,402	-		1,204,402
Prepaid expenses	27,370	67,026	-		94,396
Related party receivable	21,292	-	-		21,292
Total Current Assets	2,629,749	8,216,967	(37,351)		10,809,365

Property, plant and equipment, net	-	9,375,263	-		9,375,263
Cavities and well development, net	-	10,463,630	-		10,463,630
Mineral leases	-	4,167,471	-		4,167,471
Total Fixed Assets	-	24,006,364	-		24,006,364

Investment in Natural Soda Holdings, Inc.	7,090,695	-	(7,090,695)	(A)	-
Water rights	-	3,150,582	-		3,150,582
Patents, net	-	20,373	-		20,373
Equipment held and not yet in service	-	3,197,842	-		3,197,842
Well and well development, RSL	-	595,000	-		595,000
Acquisition costs, net	-	702,605	-		702,605
Rock School Lease and reserves	-	3,300,000	-		3,300,000
Deposits, prepayments and bonds	-	232,500	-		232,500
Restricted funds	-	1,267,480	-		1,267,480
Total Other Assets	7,090,695	12,466,382	(7,090,695)		12,466,382

TOTAL ASSETS	$9,720,444	$44,689,713	$(7,128,046)		$47,282,111

LIABILITIES
Accounts payable	$325,950	$1,504,639	$-		$1,830,589
Royalties payable	975,000	-	-		975,000
Accrued expenses	10,893	455,556	-		466,449
Accrued expenses due to related parties	62,625	225,727	(37,351)	(C)	251,001
Notes payable, current	-	1,982,374	-		1,982,374
Capital leases, current portion	-	9,034	-		9,034
Total Current Liabilities	1,374,468	4,177,330	(37,351)		5,514,447

Notes payable, long term		19,447			19,447
Capital leases, non-current portion		3,522			3,522
Asset retirement obligations		1,096,657			1,096,657
Total Long Term Liabilities	-	1,119,626	-		1,119,626

TOTAL LIABILITIES	1,374,468	5,296,956	(37,351)		6,634,073

EQUITY
Preferred stock	-	-	-		-
Common stock	662,937	10,000	(10,000)	(A)	3,524,136
			2,861,199	(B)
Additional paid in capital	119,284,371	123,201,031	(91,790,321)	(A)	147,833,882
			(2,861,199)	(B)
Accumulated deficit	(111,601,332)	(83,818,274)	84,709,626	(A)	(110,709,980)
TOTAL EQUITY	8,345,976	39,392,757	(7,090,695)		40,648,038

TOTAL LIABILITIES AND EQUITY	$9,720,444	$44,689,713	$(7,128,046)		$47,282,111

(A)	Pro forma adjustment to reflect retrospective presentation of the reorganization

(B)	Issued 286,119,886 common shares with reorganization

(C)	To eliminate intercompany accounts

Natural Resources USA Corporation, Inc.
(formerly: AmerAlia, Inc.)
Unaudited Pro Forma Consolidated Statement of Operations
For the nine months ended March 31, 2010

	Natural Resources USA Corporation	Natural Soda Holdings, Inc.	Adjustments		Pro forma Consolidated

Revenues	$-	$15,778,330	$-		$15,778,330
Cost of sales	-	(10,823,595)	-		(10,823,595)
Gross Profit	-	4,954,735	-		4,954,735

General and administrative expenses	715,694	1,474,675	-		2,190,369
Depreciation and amortization expense	-	1,691,242	-		1,691,242
Total expenses	715,694	3,165,917	-		3,881,611

Income from operations	(715,694)	1,788,818	-		1,073,124

Interest expense	-	(151,063)	-		(151,063)
Interest income	-	590	-		590
Total Other income (expense)	-	(150,473)	-		(150,473)

Net Income (loss) before minority interest	(715,694)	1,638,345	-		922,651

Equity investment income	294,902	-	(294,902)	(A)	-

Net income (loss)	$(420,792)	$1,638,345	$(294,902)		$922,651

(A)	To reverse equity investment income as a result of retrospective presentation with NSHI presented as a wholly owed subsidiary of the Registrant.

Natural Resources USA Corporation, Inc.
(formerly: AmerAlia, Inc.)
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended June 30, 2009

	Natural Resources USA Corporation	Natural Soda Holdings, Inc.	Adjustments		Pro forma Consolidated

Revenues	$6,526,895	$13,308,265	$-		$19,835,160
Cost of sales	(5,206,712)	(9,576,818)	-		(14,783,530)
Gross Profit	1,320,183	3,731,447	-		5,051,630

General and administrative expenses	972,572	175,884	-		1,148,456
Loss on impairment	-	1,876,000	-		1,876,000
Depreciation and amortization expense	867,710	1,697,816	-		2,565,526
Total expenses	1,840,282	3,749,700	-		5,589,982

Income from operations	(520,099)	(18,253)	-		(538,352)

Interest expense	(6,727,158)	(270,500)	-		(6,997,658)
Other financing cost	(209,449)	-	-		(209,449)
Other income	11,989	-	-		11,989
Gain on settlement of liabilities	1,874,359	-	-		1,874,359
Interest income	2,220	451	-		2,671
Total Other income (expense)	(5,048,039)	(270,049)	-		(5,318,088)

Net loss before minority interest	(5,568,138)	(288,302)	-		(5,856,440)

Net loss on equity investment	(51,895)	-	51,895	(A)
Minority interest in net loss of subsidiary	(168,274)	-	168,274	(A)

Net income (loss)	$(5,788,307)	$(288,302)	$220,169		$(5,856,440)

(A)	To reverse equity investment income and minority interest loss as a result of retrospective presentation with NSHI presented as a wholly owed subsidiary of the Registrant.